                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File numbers 333-19905, 333-24863, 333-29617, 333-41397,
333-47645, 333-71879 and 333-71985.

                                          /s/ ARTHUR ANDERSEN LLP

Hartford, Connecticut
October 15, 1999